ANDES 7 Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ANDES 7 Inc. (the Registrant) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew Khor Poh Kiang, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Andrew Khor Poh Kiang and will be retained by ANDES 7 Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 7, 2018

By: /s/ Andrew Khor Poh Kiang

Andrew Khor Poh Kiang

President, Chief Executive Officer, Chairman

(Principal Executive Officer)

ANDES 7 Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ANDES 7 Inc. (the Registrant) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lee Kok Keing, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lee Kok Keing, and will be retained by ANDES 7 Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 7, 2018

By: /s/ Lee Kok Keing

Lee Kok Keing

Chief Financial Officer

(Principal Financial Officer)